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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): March 13, 2003

                        ALLIED HEALTHCARE PRODUCTS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


           0-19266                                       25-1370721
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    (Commission File Number)                (I.R.S. Employer Identification No.)

        1720 SUBLETTE AVENUE
         ST. LOUIS, MISSOURI                               63110
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(Address of Principal Executive offices)                 (Zip Code)

                                 (314) 771-2400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)


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ITEM 5. OTHER EVENTS.

         On March 13, 2003, Eldon Rosentrater, formerly Vice President of Operations for the Company, assumed the position of Vice President of Administration/Corporate Planning with responsibilities also including Human Resources, Management Information Systems and Quality Assurance.

         Dennis W. Allen accepted employment and joined the Company as Vice President of Operations of Allied Healthcare Products, Inc., with responsibility for plant operations, manufacturing engineering, warehouse and shipping, facilities, planners and purchasing. Mr. Allen, 47, was previously employed as Plant Manager for Sinclair & Rush, Inc., a plastics manufacturer, and as Engineering Manager for Sterile Products Corporation, a subsidiary of American Safety Razor Corp. Mr. Allen holds a Bachelor's degree and a Master's degree in Engineering Management from the University of Missouri at Rolla.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Allied Healthcare Products, Inc.


Date: March 14, 2003                      By: /s/ Daniel Dunn
                                              ----------------------------------
                                              Chief Financial Officer
                                              Vice President